                                                                   EXHIBIT 10.12

                        ASSUMPTION OF AMENDED AGREEMENT


TO:    ALLEN KARP

_______________________________________________________________________________

The undersigned hereby assumes the Amended Agreement (as such term is defined in the Management Information Circular and Proxy Statement/Prospectus of Cineplex Odeon Corporation ("Cineplex") dated February 13, 1998) and will cause Cineplex to employ you on the terms contained in the Amended Agreement and to pay you the amounts contemplated therein.


DATED the 14th day of May, 1998



LOEWS CINEPLEX ENTERTAINMENT CORPORATION


Per:  /s/ John C. McBride, Jr
    __________________________